GREENSPRING FUND,
                              INCORPORATED

                                 (LOGO)

                           FIRST QUARTER REPORT

                             MARCH 31, 2002





                This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.








                    Greenspring Fund, Incorporated

                                                 April 2002

Dear Fellow Shareholders:

We are pleased to report that the Greenspring Fund once again closed the quarter ended March 31, 2002 at its all-time high, after adjusting for the receipt of income and capital gains distributions. During the first quarter of 2002, the Fund had solidly positive performance, gaining 7.5%. Overall in the financial markets, performance was generally flat. According to Lipper Analytical Services, during the first quarter of 2002 the average diversified stock fund was up 0.4%, while the average U.S. taxable bond fund was up 0.2%.

Upon closer scrutiny, performance in the markets was much more varied. Value stocks once again outperformed growth stocks, a fact illustrated by the outperformance of the Dow Jones Industrial Average (up 4%) over the growth-heavy NASDAQ (down 5%). Small-cap securities fared better than large-cap equities, as evidenced by the performance of the Russell 2000 (up 4%) relative to the performance of the Standard & Poor's 500 Index (unchanged).

During the first quarter, most economists finally confirmed that the economy had slipped into a recession. Soon after their acknowledgement, however, the economy surprised just about everyone by apparently emerging from the recession quickly and quietly. Maybe the "stealth" recession is over, maybe not. Our opinion is that even if it is over, certain pockets of the economy that led the downward trend, principally the telecommunications capital equipment sector, may not rebound as sharply or as quickly as many hope or anticipate. While the telecom industry seems to have stopped deteriorating at the rapid pace of the previous 18 months, a tremendous amount of overcapacity still exists. Unless a revolutionary new technology emerges that causes a great rush to order new telecommunications equipment, a very slow and gradual recovery is in store for telecom equipment manufacturers. The amount of production capacity that was built during the late 1990's when investment bankers could raise hundreds of millions of dollars based on an interesting idea and a hastily prepared business plan was staggering. In today's economy, this sector is experiencing price-cutting and a fierce battle for what few orders are available. Many companies have filed for bankruptcy, and we expect to see more. As the shakeout unfolds during the next several years, the survivors will be those companies that kept their balance sheets in order and whose management teams made many correct decisions that positioned the companies in the right areas of the rapidly evolving technological landscape.
Even if the economy has stabilized and is gradually improving, other crosscurrents are buffeting the financial markets. Escalating turmoil in the Mideast and Latin America, and an ongoing focus on the seemingly increasing amount of chaotic geopolitical forces in the world, add to uncertainty in the financial markets. An old truism on Wall Street is that the markets hate uncertainty. Uncertainty causes investors to demand a higher premium for putting their assets at risk in the market. Considering all that has transpired in the last seven months, it is surprising how well the overall market has held up.

                                    1
In this market environment, the Greenspring Fund has continued to execute the strategy we have outlined in the last several quarterly letters. Although it might be more provocative reading if we had a brand new investment theme to discuss in this letter, that is not the case. Our investment approach has served shareholders very well over the last two years, during a period when many other investors have suffered sharp losses of capital. Given the political and economic uncertainties mentioned above, combined with the relatively high-priced stock market, we believe it is very appropriate to continue with the Greenspring Fund's strategy of buying undervalued securities that are not overly dependent upon a favorable investment environment for their success.

Many of the Fund's recent investment ideas that have met our more-stringent-than-usual criteria have been "busted converts." Busted converts (convertible bonds of companies whose common stock has declined sharply, subsequent to the issuance of the convertible bonds) have aided the performance of the Greenspring Fund tremendously during the last two years. They have clearly fulfilled our expectations of providing positive performance regardless of the direction of the overall markets and have produced returns of a magnitude that are typically associated with equity investments, yet with far less risk. Currently, they remain the Fund's favorite investment theme, as the supply/demand environment remains quite favorable for buyers like us.

When a convertible bond is first issued, two different types of buyers commonly comprise most of the demand for the bonds. The first is the "traditional" convertible investor who purchases the convertible bond as a way to invest in the underlying common stock, while picking up some additional yield and safety. The other typical buyer of convertible bonds is a convertible bond hedge fund, an increasingly dominating factor in the convertible bond market. Some have estimated that more than 30% of all convertible bonds are currently owned by such hedge funds and that considerably more than 50% of recent new issues have been purchased by these hedge funds. This type of investor typically will buy a convertible bond when it is first issued, while simultaneously initiating a "short" position in the associated common stock. The result is that the hedge fund "investor" is relatively indifferent to the direction of the convertible bond price, because anything it loses (gains) on the bond position, it will theoretically gain (lose) on the offsetting common stock position.

                                    2
A convertible bond becomes "busted" after the common stock declines sharply in price. At this point, the supply/demand balance often becomes discordant. The two types of investors who were the typical buyers of newly issued convertible bonds now usually become sellers. Because it is no longer an efficient way to participate in the movement of the underlying common stock, the traditional buyer has less incentive to continue to hold the bonds and may decide to sell. Similarly, after a stock declines sharply, convertible hedge funds often will reverse their initial position, by buying the common stock, while simultaneously selling the offsetting convertible bond position. Importantly, at this time both types of sellers are often not very price or yield conscious, a condition that is very advantageous for busted convert buyers such as ourselves. Initially, adequate buyers needed to soak up the increased supply of bonds for sale in the market are often difficult to find. Traditional high yield bond buyers are sometimes prohibited by their investment mandates from buying convertible bonds, and other high-yield investors may be unfamiliar with convertible bonds and are often slow to move. Whenever supply and demand become disjointed, pricing inefficiencies result. In this case, busted convert buyers are frequently able to make purchases at prices that generate yields that are far superior to the returns available on bonds of other companies of similar credit quality.

While the specific reasons for our purchases of each individual security are varied, there are several generalized reasons for our attraction to busted converts. One of the most desirable characteristics of busted converts is that there are several different scenarios that enable holders to make money. The yield-to-maturity at the time we purchase the bond is what we call the "base case" return. If the issuing company makes its interest payments according to schedule and pays off the bond at maturity, then holders will have received the annualized yield to maturity that can be mathematically calculated at the time of purchase. In many of our recent purchases, this annualized yield to maturity has been in the mid teens, a level that is very competitive with long term equity returns. This annualized return is especially attractive in today's market considering the limited risk or volatility that we expect from these investments.

Alternatively, busted converts can rise in price due to either an improved perception of their credit profile in the investment community, or a significant rise in the underlying common stock. Recently, many companies have been taking steps to reduce their debt levels, as they recognize that in today's financial markets strong balance sheets are a prerequisite to a higher stock price. Consequently, many companies have been raising cash by selling assets, issuing equity or additional convertible bonds, or reducing capital expenditures. These actions often do not benefit shareholders, but are usually positive for bondholders, including the holders of the convertible bonds, as the financial markets upgrade their opinion of the

                                    3
financial strength of the companies. In some cases, a significant debt reduction will erase liquidity concerns surrounding a company. If a company's common stock subsequently rises in value, the convertible bond's ability to convert into shares of common stock may cause the price of the convertible bond to rise in value. However, because these bonds are "busted" at the time we buy them, a sharp upward move in the common stock price is usually required to raise the prices of the bonds significantly.

In either of the two above-mentioned scenarios, the price of the convertible bond will move up in price more rapidly than if the bond merely moved up in value to maintain the yield to maturity at which the bond was purchased. Therefore, holders are then faced with an enviable problem. Do they sell the bond at a price that is higher than they anticipated when the bond was purchased, or do they hold on to the bond and reap the yield to maturity that is now lower than it was when purchased, but may still be very attractive relative to alternative investments? Also, if the convertible bond has moved up in value because the common stock has increased sharply, then a holder of the convertible bond must begin to focus on the merits of the common stock, whereas initially the busted convertible buyer was relatively indifferent to the common stock's prospects, as the bond's fixed income characteristics were the primary interest.

Many of the convertible bonds that the Fund has purchased recently were issued by companies that have what we call "fortress-like" balance sheets - in many cases the companies currently have more cash than total debt. These companies are in an enviable position where they can directly benefit from the short-term supply/demand imbalance that exists when a convertible bond becomes busted. Many of the companies whose bonds we currently own (e.g. Calpine Corp., Network Associates, RadiSys Corp., Sepracor Inc., and TranSwitch Corp.) have taken advantage of the opportunity to buy back some of their depressed bonds in the open market, thereby reducing their debt levels at a sharp discount, and lowering ongoing interest expense. In addition to strengthening the financial structure of the companies, such open market buying also stabilizes and improves the market price of our convertible bonds.

Finally, an additional way to make money in busted converts is if the issuing company is acquired and a "change-in-control put" is triggered. Such a "put", in general, allows the holder of the bond, in the event of a takeover, to force an acquiring company to buy the convertible bonds back from any holder who so desires at a stated price (usually $100). Typically, busted converts are purchased at a sharp discount to par; therefore, a takeover that triggers a change-in-control put often results in a windfall to holders of the bond. Such a beneficial event occurred early in 2001 when Efficient Networks, a company that issued one of the convertible bonds in the Greenspring Fund's portfolio, was acquired by Siemens AG, an event that propelled the bonds from the low $60's to the high $90's immediately after the proposed acquisition was announced.

                                    4
Despite a market environment in which many investors are having difficulties, we are continuing to uncover many securities that we believe are capable of generating solid double-digit returns for the Greenspring Fund, with little dependence upon the direction of the overall financial markets. Even with the amount of geopolitical and economic uncertainty facing investors currently, we are comfortable that these investments will generate a very attractive absolute return. The expected returns in these investments should continue to compare very favorably with many other mutual funds and market indices.

                                                 Respectfully,


                                                 /s/Charles vK. Carlson
                                                 Charles vK. Carlson
                                                 President

















                                    5
                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2002

COMMON STOCKS (43.39%)

   Shares                                                          Value
   ------                                                          -----
              Banks - Regional (3.49%)

    19,400    Carrollton Bancorp                                $   246,865
     6,100    Columbia Bancorp                                      106,750
     5,700   *First Mariner Bancorp                                  60,990
    10,000    Provident Bankshares Corporation                      240,000
    11,770    Southern Financial Bancorp, Inc.                      293,662
    14,476    SunTrust Banks, Inc.                                  965,983
                                                                -----------
                                                                  1,914,250
                                                                -----------

              Communications Equipment (0.04%)

     5,000   *Agere Systems, Inc. Class A                            19,450
                                                                 ----------
                                                                     19,450
                                                                 ----------

              Construction Services (0.46%)

    10,000   *Insituform Technologies                               252,700
                                                                 ----------
                                                                    252,700
                                                                 ----------

              Diversified Natural Gas (3.27%)

    14,600    El Paso Corporation                                   642,838
     5,400    Equitable Resources, Inc.                             187,974
    42,000    NiSource, Inc.                                        963,900
                                                                 ----------
                                                                  1,794,712
                                                                 ----------

              Electrical Equipment (0.91%)

     8,700    Emerson Electric Co.                                  499,293
                                                                 ----------
                                                                    499,293
                                                                 ----------










                                    6
                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2002

COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
              Electric Power Generation (1.16%)

    50,000   *Calpine Corporation                               $   635,000
                                                                -----------
                                                                    635,000
                                                                -----------

              Engineering Services (2.50%)

    96,100   *Michael Baker Corporation                           1,369,425
                                                                -----------
                                                                  1,369,425
                                                                -----------

              Healthcare (2.23%)

    31,300   *Nabi Biopharmaceuticals                               193,904
    76,400   *United Therapeutics Corp.                           1,028,344
                                                                -----------
                                                                  1,222,248
                                                                -----------

              Industrial Gas (1.22%)

    33,400   *Airgas, Inc.                                          671,340
                                                                -----------
                                                                    671,340
                                                                -----------

              Insurance (7.84%)

     8,600    ALFA Corp.                                            239,940
    14,000   *Arch Capital Corp.                                    361,340
    34,450    PartnerRe, Ltd.                                     1,880,970
    65,000    UnumProvident Corp.                                 1,815,450
                                                                -----------
                                                                  4,297,700
                                                                -----------

              Manufacturing (3.12%)

   269,900   *Middleby Corporation                                1,712,516
                                                                -----------
                                                                  1,712,516
                                                                -----------

                                    7
                        GREENSPRING FUND, INCORPORATED
	                     PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2002

COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
              Media - Cable Television (1.56%)

     5,000   *Comcast Corporation Class A                       $   167,250
    21,700   *Comcast Corporation Class A Special                   690,060
                                                                -----------
                                                                    857,310
                                                                -----------

              Multi-Industry (0.82%)

    10,000    Pentair, Inc.                                         449,700
                                                                -----------
                                                                    449,700
                                                                -----------

              Oil and Gas Exploration/Production (1.11%)

     3,900    Burlington Resources, Inc.                            156,351
    11,140    EOG Resources, Inc.                                   451,838
                                                                -----------
                                                                    608,189
                                                                -----------

              Real Estate (0.52%)

    54,300    Center Trust, Inc.                                    287,247
                                                                -----------
                                                                    287,247
                                                                -----------

              Savings Institutions (1.81%)

    30,000    Washington Mutual, Inc.                               993,900
                                                                -----------
                                                                    993,900
                                                                -----------

              Semiconductor Components (0.52%)

    14,000   *Vishay Intertechnology, Inc.                          284,760
                                                                -----------
                                                                    284,760
                                                                -----------

              Solid Waste Services (0.61%)

    52,800   *Waste Holdings, Inc.                                  332,640
                                                                -----------
                                                                    332,640
                                                                -----------

                                    8
                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2002

COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
               Utilities - Electric (4.43%)

     6,800     Allegheny Energy                                 $   281,180
    48,000     PPL Corporation                                    1,901,280
    10,000     Aquila, Inc.                                         246,350
                                                                -----------
                                                                  2,428,810
                                                                -----------

               Utilities - Natural Gas (5.77%)

     1,800     Chesapeake Utilities Corporation                      34,470
    14,000     NICOR, Inc.                                          637,700
    58,600     NUI Corporation                                    1,457,968
    29,100     Piedmont Natural Gas Company, Inc.                 1,035,960
                                                                -----------
                                                                  3,166,098
                                                                -----------

               Total Common Stocks (Cost $17,270,126)            23,797,288
                                                                ===========


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.88%)

    57,400     John Hancock Bank & Thrift Opportunity Fund          485,604
                                                                -----------

               Total Investment in Registered Investment
                Company (Cost $412,008)                             485,604
                                                                ===========


CONVERTIBLE PREFERRED STOCK (2.09%)

    29,000     Titan Capital Trust 5.75%                          1,143,702
                                                                -----------

               Total Convertible Preferred Stock
                (Cost $1,087,936)                                 1,143,702
                                                                ===========


                                    9
                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2002

BONDS (51.14%)

 Principal
  Amount                                                           Value
  ------                                                           -----
               Convertible Bonds (50.23%)

$  773,000     Acxiom Corporation, 5.25%, 4/1/03                $   780,691
 1,585,000     Adaptec, Inc., 4.75%, 2/1/04                       1,547,356
 1,400,000     Adelphia Communications, 3.25%, 5/1/21             1,242,500
 1,430,000     Avaya, Inc., 0%, 10/31/21                            591,663
   916,000     Calpine Corporation, 0%, 4/30/21                     908,844
 1,915,000     Ciena Corporation, 3.75%, 2/1/08                   1,233,381
 2,770,000     Corning Incorporated, 0%, 11/8/15                  1,433,475
 1,450,000     CuraGen Corporation, 6%, 2/2/07                    1,080,250
 2,049,000     Dura Pharmaceuticals, 3.50%, 7/15/02               2,008,020
 1,790,000     Hyperion Solutions Corp., 4.5%, 3/15/05            1,635,613
 1,675,000     Nabi Biopharmaceuticals, 6.5%, 2/1/03              1,675,000
 4,902,000     Network Associates, 0%, 2/18/18                    2,294,749
 2,630,000     ONI Systems, 5%, 10/15/05                          2,021,812
 2,250,000     Quanta Services, 4%, 7/1/07                        1,627,031
 1,145,000     RadiSys Corporation, 5.5%, 8/15/07                   921,725
 1,000,000     Sepracor, Inc., 7%, 12/15/05                         760,625
 3,570,000     Shaw Group, 0%, 5/1/21                             1,963,500
 2,461,000     SONICblue Incorporated, 5.75%, 10/1/03             2,104,155
 2,473,000     TranSwitch Corporation, 4.5%, 9/12/05              1,717,189
                                                                -----------
                                                                 27,547,579
                                                                -----------

               Non-Convertible Bonds (0.91%)

   600,000     Lucent Technologies, 7.25%, 7/15/06                  498,000
                                                                -----------

                                                                    498,000
                                                                -----------

               Total Bonds (Cost $27,373,673)                    28,045,579
                                                                ===========

                                    10
                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2002

SHORT-TERM INVESTMENTS (4.14%)

   Shares                                                          Value
   ------                                                          -----
 2,272,644     Temporary Investment Fund, Inc.                  $ 2,272,644
                                                                -----------

               Total Short-Term Investments (Cost $2,272,644)     2,272,644
                                                                ===========

               Total Investments (101.64%) (Cost $48,416,387)    55,744,817

               Receivable for securities sold (1.62%)               888,932

               Net other assets (0.57%)                             310,728

               Payable for securities purchased ((3.83%))        (2,100,433)
                                                                -----------

               Total Net Assets (100%)                          $54,844,044
                                                                ===========

*  Non-income producing securities












                                    11
                         GREENSPRING FUND, INCORPORATED
                          PERFORMANCE SINCE INCEPTION

                               GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                      3/31/02               80,994

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended March 31, 2002 were 10.98%, 7.27% and 11.00%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

                                    12
                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800